Security Information


Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                                                           99.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Core Plus Income Fund
Boston
25,000
 $                     24,875
0.01%



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%



DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%



DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%



DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%



DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%



DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%



DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%



DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%



New York Funds







DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%



Total

1,950,000
 $
1,940,250
0.78%



















Security Information








Security Purchased


Cusip
17305EDA0


Issuer
CITIBANK CREDIT CARD ISSUANCE
TRUST


Underwriters
Citigroup, Barclays, DBSI, Merrill Lynch, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
CCCIT 2006-A2 4.85% 2/10/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/27/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           99.97


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.18%


Rating
Aaa/AAA


Current yield
4.86%


Benchmark vs Spread (basis points)
4 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Duration Plus Fund
New York
6,500,000
 $
6,467,500
2.60%



Total

6,500,000
 $
6,467,500
2.60%



















Security Information








Security Purchased


Cusip
12498NAB9


Issuer
CREDIT-BASED ASSET SERVICING AND
SECURITIZATION LLC


Underwriters
JP Morgan, DBSI, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
CBASS 2006-CB2 AF2 2.201% 12/25/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan, Societe Generale


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2006


Total amount of offering sold to QIBs
937,000,000


Total amount of any concurrent public offering
0


Total
937,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aaa/AAA


Current yield
5.50%


Benchmark vs Spread (basis points)
28 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Short Term Bond Fund
Boston
6,290,000
 $
6,258,550
2.52%



Chicago Funds







DWS Balanced Fund
Chicago
4,839,000
 $
4,814,805
1.94%



DWS Balanced VIP
Chicago
1,613,000
 $
1,604,935
0.65%



New York Funds







DWS Short Duration Plus Fund
New York
4,839,000
 $
4,814,805
1.94%



Total

17,581,000
 $
17,493,095
7.03%



















Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           99.61


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
10,000
 $                       9,950
0.00%



DWS Core Plus Income Fund
Boston
45,000
 $                     44,775
0.02%



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   174,125
0.07%



DWS Balanced VIP
Chicago
60,000
 $                     59,700
0.02%



DWS High Income Fund
Chicago
2,230,000
 $
2,218,850
0.89%



DWS High Income Trust
Chicago
245,000
 $                   243,775
0.10%



DWS High Income VIP
Chicago
390,000
 $                   388,050
0.16%



DWS Multi Market Income Trust
Chicago
130,000
 $                   129,350
0.05%



DWS Strategic Income Fund
Chicago
105,000
 $                   104,475
0.04%



DWS Strategic Income Trust
Chicago
30,000
 $                     29,850
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $                     29,850
0.01%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $                   393,025
0.16%



DWS Short Duration Plus Fund
New York
50,000
 $                     49,750
0.02%



Total

3,895,000
 $
3,875,525
1.56%



















Security Information








Security Purchased


Cusip
654921AD7


Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST


Underwriters
Citigroup, JP Morgan, ABN Amro, DBSI,
Greenwich Capital Markets, Merrill Lynch,
Morgan Stanley, SG Americas Securities,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
NAROT 2006-A A4 4.77% 1/25/2006


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
172,575,000


Total amount of any concurrent public offering
0


Total
172,575,000


Public offering price
 $                                                           99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.21%


Rating
Aaa/AAA


Current yield
4.83%


Benchmark vs Spread (basis points)
1 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Short Term Bond Fund
Boston
2,553,000
 $
2,540,235
1.02%



New York Funds







DWS Short Duration Plus Fund
New York
2,011,000
 $
2,000,945
0.80%



Total

4,564,000
 $
4,541,180
1.83%



















Security Information








Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread (basis points)
277 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
20,000
 $                     19,900
0.01%



DWS Core Plus Income Fund
Boston
80,000
 $                     79,600
0.03%



Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $                   895,500
0.36%



DWS Balanced VIP
Chicago
300,000
 $                   298,500
0.12%



DWS High Income Fund
Chicago
11,355,000
 $
11,298,225
4.54%



DWS High Income Trust
Chicago
1,255,000
 $
1,248,725
0.50%



DWS High Income VIP
Chicago
1,995,000
 $
1,985,025
0.80%



DWS Multi Market Income Trust
Chicago
670,000
 $                   666,650
0.27%



DWS Strategic Income Fund
Chicago
550,000
 $                   547,250
0.22%



DWS Strategic Income Trust
Chicago
160,000
 $                   159,200
0.06%



DWS Strategic Income VIP
Chicago
145,000
 $                   144,275
0.06%



New York Funds







DWS High Income Plus Fund
New York
2,000,000
 $
1,990,000
0.80%



DWS Short Duration Plus Fund
New York
85,000
 $                     84,575
0.03%



Total

19,515,000
 $
19,417,425
7.81%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629377AU6
037735CE5
125896AZ3
Issuer
NRG ENERGY INC
APPALACHIAN POWER CO
CMS ENERGY CORP
Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch
UBS, Wachovia Securities, Fifth Third
Securities, Huntington Capital, SG Americas
Securities
Citigroup, Merrill Lynch, BoA, Keybank,
Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NRG 7.375% 2/1/2016
AEP 5.8% 10/1/2035
CMS 6.875% 12/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/26/2006
9/26/2005
12/8/2005
Total amount of offering sold to QIBs
2,400,000,000
250,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,400,000,000
250,000,000
125,000,000
Public offering price
 $                                                         100.00
 $                                                           99.24
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.88%
1.75%
Rating
B1/B-
Baa2/BBB
B1/B+
Current yield
7.38%
5.84%
6.88%
Benchmark vs Spread (basis points)
290 bp
133 bp
240 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
30,000
 $                     29,850
0.01%
2.13%
-0.57%
3/31/2006
DWS Core Plus Income Fund
Boston
120,000
 $                   119,400
0.05%
2.13%
-0.45%
3/31/2006
Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $
1,338,275
0.54%
2.13%
0.17%
3/31/2006
DWS Balanced VIP
Chicago
450,000
 $                   447,750
0.18%
2.13%
1.21%
3/31/2006
DWS High Income Fund
Chicago
17,050,000
 $
16,964,750
6.82%
2.13%
1.77%
3/31/2006
DWS High Income Trust
Chicago
1,880,000
 $
1,870,600
0.75%
2.13%
1.53%
3/31/2006
DWS High Income VIP
Chicago
2,990,000
 $
2,975,050
1.20%
2.13%
1.07%
3/31/2006
DWS Multi Market Income Trust
Chicago
1,005,000
 $                   999,975
0.40%
2.13%
1.25%
3/31/2006
DWS Strategic Income Fund
Chicago
825,000
 $                   820,875
0.33%
2.13%
-0.07%
3/31/2006
DWS Strategic Income Trust
Chicago
240,000
 $                   238,800
0.10%
2.13%
1.16%
3/31/2006
DWS Strategic Income VIP
Chicago
220,000
 $                   218,900
0.09%
2.13%
1.69%
3/31/2006
New York Funds







DWS High Income Plus Fund
New York
2,995,000
 $
2,980,025
1.20%
2.13%
2.26%
3/31/2006
DWS Short Duration Plus Fund
New York
125,000
 $                   124,375
0.05%
2.13%
0.65%
3/31/2006
Total

29,275,000
 $
29,128,625
11.71%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets, Scotia Capital, SunTrust Robinson
Humphrey, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread (basis points)
360 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
20,000
 $                     19,900
0.01%



DWS Core Plus Income Fund
Boston
75,000
 $                     74,625
0.03%



Chicago Funds







DWS Balanced Fund
Chicago
830,000
 $                   825,850
0.33%



DWS Balanced VIP
Chicago
280,000
 $                   278,600
0.11%



DWS High Income Fund
Chicago
10,480,000
 $
10,427,600
4.19%



DWS High Income Trust
Chicago
1,160,000
 $
1,154,200
0.46%



DWS High Income VIP
Chicago
1,835,000
 $
1,825,825
0.73%



DWS Multi Market Income Trust
Chicago
620,000
 $                   616,900
0.25%



DWS Strategic Income Fund
Chicago
510,000
 $                   507,450
0.20%



DWS Strategic Income Trust
Chicago
145,000
 $                   144,275
0.06%



DWS Strategic Income VIP
Chicago
135,000
 $                   134,325
0.05%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     19,900
0.01%



New York Funds







DWS High Income Plus Fund
New York
1,865,000
 $
1,855,675
0.75%



DWS Short Duration Plus Fund
New York
80,000
 $                     79,600
0.03%



Total

18,055,000
 $
17,964,725
7.22%



















Security Information








Security Purchased


Cusip
895787AX7


Issuer
TRIAD AUTO RECEIVABLES OWNER
TRUST


Underwriters
Citigroup, Goldman Sachs, BoA, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
TAROT 2006-A A4 4.88% 1/23/2006


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/23/2006


Total amount of offering sold to QIBs
175,500,000


Total amount of any concurrent public offering
0


Total
175,500,000


Public offering price
 $                                                           99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aaa/AAA


Current yield
4.94%


Benchmark vs Spread (basis points)
17 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Short Term Bond Fund
Boston
7,537,000
 $
7,499,315
3.01%



New York Funds







DWS Short Duration Plus Fund
New York
6,030,000
 $
5,999,850
2.41%



Total

13,567,000
 $
13,499,165
5.43%



















Security Information








Security Purchased


Cusip
984121BP7


Issuer
XEROX CORP


Underwriters
Goldman Sachs, JP Morgan, BoA, Bear
Stearns, Citigroup, DBSI, Barclays, BNP
Paribas, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
XRX 6.4% 3/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
 $                                                           99.41


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba2/BB+


Current yield
6.44%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
385,000
 $                   383,075
0.15%



DWS Core Plus Income Fund
Boston
1,370,000
 $
1,363,150
0.55%



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   213,925
0.09%



DWS Balanced VIP
Chicago
70,000
 $                     69,650
0.03%



DWS High Income Fund
Chicago
2,845,000
 $
2,830,775
1.14%



DWS High Income Trust
Chicago
320,000
 $                   318,400
0.13%



DWS High Income VIP
Chicago
500,000
 $                   497,500
0.20%



DWS Multi Market Income Trust
Chicago
165,000
 $                   164,175
0.07%



DWS Strategic Income Fund
Chicago
130,000
 $                   129,350
0.05%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,800
0.02%



DWS Strategic Income VIP
Chicago
35,000
 $                     34,825
0.01%



New York Funds







DWS High Income Plus Fund
New York
495,000
 $                   492,525
0.20%



DWS Short Duration Plus Fund
New York
20,000
 $                     19,900
0.01%



Total

6,590,000
 $
6,557,050
2.64%